EXHIBIT 10.1
                                 Certification
           Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


I, Adam J. Applegarth, Chief Executive Officer certify that:

     1. I have reviewed this annual report of Northern Rock plc ("Northern
Rock");

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Northern Rock as of, and for, the periods presented in this report;

     4. Northern Rock's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Northern Rock and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Northern Rock, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) Evaluated the effectiveness of Northern Rock's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          (c) Disclosed in this report any change in Northern Rock's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. Northern Rock's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Northern Rock's auditors and the audit committee of Northern Rock's board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Northern Rock's ability to record, process, summarize and report financial information; and

          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Northern Rock's internal control over financial reporting.

                                          /s/ Adam J. Applegarth
Dated: May 25, 2004
                                          ----------------------------------
                                          Name:   Adam J. Applegarth
                                          Title:  Chief Executive Officer

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                                                                  EXHIBIT 10.1
                                 Certification
           Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


I, Robert F. Bennett, Group Finance Director certify that:

     1. I have reviewed this annual report of Northern Rock plc ("Northern
Rock");

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Northern Rock as of, and for, the periods presented in this report;

     4. Northern Rock's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Northern Rock and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Northern Rock, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) Evaluated the effectiveness of Northern Rock's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          (c) Disclosed in this report any change in Northern Rock's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. Northern Rock's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Northern Rock's auditors and the audit committee of Northern Rock's board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Northern Rock's ability to record, process, summarize and report financial information; and

          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Northern Rock's internal control over financial reporting.

                                          /s/ Robert F. Bennett
Dated: May 25, 2004
                                          ----------------------------------
                                          Name:   Robert F. Bennett
                                          Title:  Group Finance Director

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